Nationwide Life Insurance Company • Nationwide Variable Account-4 • Nationwide Variable Account-9

Prospectus supplement dated December 17, 2010 to:

America's marketFLEX Annuity and BOA Exclusive II prospectuses dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
On or about January 18, 2011, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Multi-Manager Mid Cap Growth Fund: Class I will add Wells Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Multi-Manager Mid Cap Growth Fund: Class I will be American Century Investment Management, Inc., Neuberger Berman Management LLC, and Wells Capital Management, Inc.

2.
On or about January 18, 2011, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Multi-Manager Mid Cap Growth Fund: Class II will add Wells Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Multi-Manager Mid Cap Growth Fund: Class II will be American Century Investment Management, Inc., Neuberger Berman Management LLC, and Wells Capital Management, Inc.